UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 29, 2014
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Harsco Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-03970	23-1483991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Poplar Church Road, Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:   717-763-7064

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Election of F. Nicholas Grasberger as Director
On April 29, 2014, upon the recommendation of the Nominating and Corporate Governance Committee (the “Nominating Committee”), the Board of Directors (the “Board”) of Harsco Corporation (the “Company”) elected F. Nicholas Grasberger a member of the Board to fill an existing vacancy created by the resignation of Patrick K. Decker. Mr. Grasberger will hold office for a term that will expire at the 2015 Annual Meeting of Stockholders of the Company.
Mr. Grasberger, in his capacity as an employee Director of the Company will receive no additional compensation for serving as a Director.
A copy of the press release issued by the Company on April 30, 2014 announcing the appointment of Mr. Grasberger is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
On April 29, 2014, the Company held its Annual Meeting of Stockholders. At the Annual Meeting of Stockholders, the Company’s stockholders elected all nine of the Board of Director nominees to serve as Directors until the 2015 Annual Meeting of Stockholders and ratified the appointment of PricewaterhouseCoopers LLP as independent auditors for the year ending December 31, 2014. The Company’s stockholders also approved, on an advisory basis, the compensation of the Company’s named executive officers.
As of the record date, there were 80,680,554 Common Shares outstanding and entitled to vote on each matter presented for vote at the Annual Meeting. At the Annual Meeting, 70,317,560 or approximately 87.16% of the outstanding Common Shares entitled to vote were represented in person or by proxy. Those shares were voted as follows:

1.	The following individuals were nominated in 2014 to serve as Directors until the 2015 Annual Meeting of Stockholders. All nominees were elected. The results of the vote were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
J. F. Earl	59,944,134	2,847,018	7,526,408
K. G. Eddy	60,593,660	2,197,492	7,526,408
D. C. Everitt	59,706,198	3,084,954	7,526,408
S. E. Graham	60,565,639	2,225,513	7,526,408
T. D. Growcock	61,188,985	1,602,167	7,526,408
H. W. Knueppel	60,747,288	2,043,864	7,526,408
E. La Roche	61,934,042	857,110	7,526,408
J. M. Loree	60,604,097	2,187,055	7,526,408
P. C. Widman	61,892,800	898,352	7,526,408

2.
The appointment of PricewaterhouseCoopers LLP as independent auditors to audit the financial statements of the Company for the fiscal year ending December 31, 2014, was ratified. The results of the vote were as follows:

Votes For	Votes Withheld	Abstentions
67,506,434	2,610,573	200,553

3.	The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The results of the vote were as follows:

Votes for	Votes Against	Abstentions	Broker Non-Votes
59,960,677	1,912,827	917,648	7,526,408

Item 9.01.	Financial Statements and Exhibits.
(d)    Exhibits

Exhibit Number	Description
99.1	News Release issued by Harsco Corporation on April 30, 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARSCO CORPORATION

Date:	May 2, 2014	By:	/s/ A. Verona Dorch
A. Verona Dorch
Vice President and General Counsel